UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   January 30, 2006
                                                    ----------------

                            Premier Exhibitions, Inc.
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             (Exact name of Registrant as specified in its charter)

           Florida                 000-24452                  20-1424922
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(State or other jurisdiction     (Commission                (IRS Employer
     of incorporation)            File Number)            Identification No.)


  3340 Peachtree Road, Suite 2250, Atlanta, Georgia              30326
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       (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:   (404) 842-2600
                                                   -------------------

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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

Item 1.01 Entry into a Material Definitive Agreement.

     The disclosure  contained in Item 8.01 below is incorporated into this Item
1.01 in its entirety.

Item 8.01 Other Events.

     On January 30, 2006, the United States District Court for the Eastern District of Virginia approved a Settlement Agreement between the parties to Lawrence D'Addario v. Arnie Geller, Gerald Couture, Joe Marsh and R.M.S. Titanic, Inc (the "D'Addario Settlement").

     On February 2, 2006, the United States District Court for the Middle District of Florida approved a Settlement Agreement between the parties to Dave Shuttle and Barbara Shuttle v. Arnie Geller, G. Michael Harris, Gerald Couture, and R.M.S. Titanic, Inc. (the "Shuttle Settlement").

     The D'Addario Settlement and the Shuttle Settlement utilize the same form of Settlement Agreement. The primary component of such Settlement Agreement is the adoption by Premier Exhibitions, Inc. (the "Company") of a five-year corporate governance plan ("Plan"). The material terms of the Plan are set forth below.

o The Company's Board of Directors will be comprised of a majority of independent Directors.
o An Audit Committee of the Board of Directors will be established, comprised exclusively of independent Directors, which will, among other things, have oversight responsibility for the Company's internal control and corporate compliance.
o A Corporate Governance Committee of the Board of Directors will be established, comprised of a majority of independent Directors, which, among other things, will oversee the Company's implementation of the Plan, review all contracts between the Company and its officers, pre-screen Director nominees, and review the compensation of the Company's five most highly paid officers.
o The Company's independent Directors will meet at least twice each calendar year and have the authority to retain counsel, accountants, or other experts.
o The Company's Directors will review the compensation paid to them by the Company and make any appropriate changes.
o All persons nominated to become a Director of the Company must satisfy certain requirements and possess core competencies.
o Once a year over the five-year period for which the Plan is applicable, the Company's Board of Directors will submit a written report to counsel representing the former plaintiff confirming the Company's compliance with the Plan.
o If the Company does not comply with the Plan, such non-compliance will be remedied by injunctive relief pursuant to Florida corporate law.

     In addition to the Plan, the terms of each of the D'Addario Settlement and Shuttle Settlement, respectively, provide that the parties will execute mutual releases, thereby waiving any claims that were raised or could have been raised in each such litigation. Finally, in connection with the D'Addario Settlement and Shuttle Settlement, the Company will pay an aggregate of $300,000 of the plaintiffs' attorneys' fees and costs, which includes plaintiffs' attorneys' out-of-pocket expenses of over $100,000. Such amounts represent the entire cash settlement for both actions and will be paid by the Company's directors' and officers' insurance carrier.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Premier Exhibitions, Inc.


Date:  January 31, 2006             By:     /s/ Arnie Geller
                                           -----------------
                                           Arnie Geller
                                           President and Chief Executive Officer